SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

August 14, 2002

HARVARD BIOSCIENCE, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	0-31923	04-3306140
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

84 October Hill Road, Holliston, MA 01746-1371

(Address of principal executive offices and zip code)

(508) 893-8999

(Registrant’s telephone number, including area code)

Harvard Bioscience, Inc.

Current Report on Form 8-K

ITEM 7.                  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                (c)           Exhibits

EXHIBIT NUMBER

                99.1         Certification of Chief Executive Officer, dated August 14, 2002.

                99.2         Certification of Chief Financial Officer, dated August 14, 2002.

ITEM 9.                  REGULATION FD DISCLOSURE.

                On August 14, 2002, each of the Chief Executive Officer, Chane Graziano, and the Chief Financial Officer, Susan M. Luscinski, of Harvard Bioscience, Inc. submitted to the Securities and Exchange Commission the certification required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Harvard Bioscience, Inc.

Current Report on Form 8-K

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.

Date: August 14, 2002	By:	/s/ Susan M. Luscinski
Susan M. Luscinski
Chief Financial Officer

EXHIBIT INDEX

99.1         Certification of Chief Executive Officer, dated August 14, 2002.

99.2         Certification of Chief Financial Officer, dated August 14, 2002.